UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period:	January 31, 2014

Item 1. Schedule of Investments:

Putnam Capital Spectrum Fund

The fund's portfolio
1/31/14 (Unaudited)

COMMON STOCKS (77.2%)(a)
			Shares	Value

Aerospace and defense (3.2%)

General Dynamics Corp.			1,999,695	$202,589,100

				202,589,100
Airlines (3.5%)

Delta Air Lines, Inc.			1,885,100	57,702,911

Japan Airlines Co., Ltd. (Japan)(UR)			3,297,100	166,516,942

				224,219,853
Banking (4.6%)

Citigroup, Inc.			2,230,000	105,768,900

JPMorgan Chase & Co.			3,146,400	174,184,704

Metro Bank PLC (acquired 1/15/14, cost $18,283,280) (Private) (United Kingdom)(F)(RES)(NON)			858,926	17,438,043

				297,391,647
Biotechnology (4.0%)

Cubist Pharmaceuticals, Inc.(NON)			3,502,572	256,002,987

Sequenom, Inc.(NON)(S)			7,302	16,576

				256,019,563
Cable television (13.1%)

DISH Network Corp. Class A(NON)			14,974,655	844,271,049

				844,271,049
Chemicals (3.5%)

Agrium, Inc. (Canada)			576,400	50,204,440

LyondellBasell Industries NV Class A			934,597	73,608,860

OM Group, Inc.(NON)			334,178	10,807,317

Potash Corp. of Saskatchewan, Inc. (Canada)			1,067,400	33,430,968

W.R. Grace & Co.(NON)			619,356	58,417,658

				226,469,243
Commercial and consumer services (1.3%)

Priceline.com, Inc.(NON)			73,700	84,378,393

				84,378,393
Computers (1.5%)

SanDisk Corp.			816,300	56,773,665

Western Digital Corp.			481,800	41,516,706

				98,290,371
Conglomerates (3.8%)

Siemens AG (Germany)			1,916,912	242,918,386

				242,918,386
Consumer finance (2.0%)

Home Loan Servicing Solutions, Ltd. (Cayman Islands)			1,563,257	32,078,034

Ocwen Financial Corp.(NON)			2,232,700	98,551,378

				130,629,412
Consumer goods (0.6%)

Coty, Inc. Class A			2,820,900	38,053,941

				38,053,941
Consumer services (0.8%)

Bigfoot GmbH (acquired 8/2/13, cost $17,431,755) (Private) (Brazil)(F)(RES)(NON)			793	13,273,103

Zalando AG (acquired 9/30/13, cost $43,001,689) (Private) (Germany)(F)(RES)(NON)			959	36,439,285

				49,712,388
Electric utilities (0.3%)

FirstEnergy Corp.			614,400	19,347,456

				19,347,456
Electronics (5.3%)

L-3 Communications Holdings, Inc.			1,360,678	151,130,505

Micron Technology, Inc.(NON)			8,242,100	189,897,984

				341,028,489
Financial (2.1%)

Ally Financial, Inc.(NON)			9,283	73,335,700

Leucadia National Corp.			2,368,098	64,720,118

				138,055,818
Health-care services (3.7%)

Humana, Inc.			497,503	48,407,042

UnitedHealth Group, Inc.			2,632,600	190,284,328

				238,691,370
Household furniture and appliances (0.9%)

Select Comfort Corp.(NON)(AFF)			3,485,239	57,053,362

				57,053,362
Investment banking/Brokerage (0.8%)

Charles Schwab Corp. (The)			2,055,000	51,005,100

				51,005,100
Medical technology (1.2%)

Harbinger Group, Inc.(NON)			3,588,419	42,630,418

STAAR Surgical Co.(NON)(S)			777,859	12,772,445

United Continental Holdings, Inc.(NON)			408,900	18,743,976

				74,146,839
Oil and gas (1.4%)

Gulfport Energy Corp.(NON)			1,452,302	88,517,807

				88,517,807
Pharmaceuticals (8.1%)

Biospecifics Technologies Corp.(NON)			32,426	735,746

Jazz Pharmaceuticals PLC(NON)(AFF)			3,021,205	458,195,950

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			1,451,800	64,793,834

				523,725,530
Real estate (1.4%)

Altisource Residential Corp. (Virgin Islands)			2,738,151	82,144,530

American Homes 4 Rent 144A Class A(F)(R)			585,750	9,770,310

				91,914,840
Restaurants (0.1%)

Famous Dave's of America, Inc.(NON)			12,501	210,142

Popeyes Louisiana Kitchen, Inc.(NON)			202,366	8,145,232

				8,355,374
Software (1.5%)

Microsoft Corp.			2,598,300	98,345,655

				98,345,655
Technology services (2.7%)

Global Eagle Entertainment, Inc.(NON)(S)(AFF)			4,297,040	68,795,610

Google, Inc. Class A(NON)			87,481	103,312,437

				172,108,047
Telecommunications (4.3%)

EchoStar Corp. Class A(NON)			5,832,354	274,295,609

				274,295,609
Tobacco (1.5%)

Altria Group, Inc.			1,550,100	54,594,522

Philip Morris International, Inc.			490,000	38,288,600

				92,883,122

Total common stocks (cost $3,877,035,973)				$4,964,417,764

CORPORATE BONDS AND NOTES (1.5%)(a)
			Principal amount	Value

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020			$6,000,000	$6,135,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 5 1/8s, 2023			3,500,000	3,325,000

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. notes 5 3/4s, 2023			5,000,000	4,862,500

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)			371,500	373,358

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021			1,580,000	1,795,275

Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)			8,885,000	9,751,288

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019			1,300,000	1,625

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021			2,960,000	3,448,400

First Data Corp. 144A company guaranty sr. unsec. sub. notes 11 3/4s, 2021(FWC)			10,265,000	10,547,288

First Data Corp. 144A company guaranty sr. unsec. notes 11 1/4s, 2021			1,365,000	1,504,913

First Data Corp. 144A company guaranty sr. unsec. notes 10 5/8s, 2021			2,500,000	2,725,000

First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019(PIK)			7,715,000	7,059,225

Harbinger Group, Inc. 144A sr. unsec. notes 7 3/4s, 2022			15,000,000	14,962,497

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021			2,840,000	2,967,800

NII International Telecom Sarl 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)			7,110,000	5,332,500

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			3,000,000	3,345,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019			4,130,000	4,573,975

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018			1,670,000	1,786,900

Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016(PIK)			6,825,410	7,217,871

United Continental Holdings, Inc. company guaranty sr. unsec. notes 6s, 2020			5,000,000	5,037,500

Total corporate bonds and notes (cost $94,543,627)				$96,752,915

PREFERRED STOCKS (0.5%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			8,000	$7,742,750

LightSquared LP Ser. A, 9.75% pfd. (acquired 4/10/13, cost $27,890,558) (In default)(F)(RES)(NON)			25,253	27,600,032

Total preferred stocks (cost $35,694,308)				$35,342,782

SENIOR LOANS (0.5%)(a)(c)
			Principal amount	Value

Altisource Solutions SARL bank term loan FRN Ser. B, 5 3/4s, 2020 (Luxembourg)			$2,967,500	$2,989,756

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.488s, 2018			5,011,312	4,813,992

FMG Resources, Ltd. bank term loan FRN Ser. B, 4 1/4s, 2019 (Australia)			4,142,667	4,187,980

Home Loan Servicing Solutions, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020 (Cayman Islands)			1,990,000	2,022,338

Mach Gen, LLC bank term loan FRN 10.77s, 2015(PIK)			5,577,436	3,262,800

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018(PIK)			2,300,000	2,334,500

Travelport, LLC bank term loan FRN 9 1/2s, 2016			7,139,270	7,374,273

Travelport, LLC bank term loan FRN 6 1/4s, 2019			4,342,345	4,435,979

Total senior loans (cost $31,989,087)				$31,421,618

WARRANTS (0.1%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Global Eagle Entertainment, Inc.	1/31/18	$11.50	859,187	$4,553,691

Solvay SA 144A (Belgium)	10/25/15	0.00	32,407	4,531,945

Total warrants (cost $6,377,120)				$9,085,636

U.S. TREASURY OBLIGATIONS (0.1%)(a)
			Principal amount	Value

U.S. Treasury Bonds 4 5/8s, February 15, 2040(i)			$156,000	$188,698

U.S. Treasury Inflation Protected Securities
3 5/8s, April 15, 2028(i)			647,099	891,457
2 1/2s, January 15, 2029(i)			1,675,235	2,043,971

U.S. Treasury Notes 2s, February 15, 2023(i)			66,000	63,532

U.S. Treasury Notes 1 3/8s, February 28, 2019(i)			1,173,000	1,170,502

Total U.S. treasury obligations (cost $4,358,160)				$4,358,160

SHORT-TERM INVESTMENTS (20.7%)(a)
			Principal amount/shares	Value

Federal Home Loan Bank unsec. discount notes with an effective yield of 0.10%, March 28, 2014			$50,000,000	$49,992,361

Federal Home Loan Bank unsec. discount notes with an effective yield of 0.09%, February 14, 2014			27,301,000	27,300,113

Federal Home Loan Bank unsec. discount notes with effective yields ranging from 0.09% to 0.10%, April 2, 2014			56,770,000	56,766,367

Federal Home Loan Mortgage Corp. unsec. discount notes with an effective yield of 0.13%, July 22, 2014			15,000,000	14,995,770

Federal Home Loan Mortgage Corp. unsec. discount notes with an effective yield of 0.12%, July 1, 2014			20,939,000	20,933,828

Federal Home Loan Mortgage Corp. unsec. discount notes with an effective yield of 0.10%, April 8, 2014			15,000,000	14,998,935

Federal Home Loan Mortgage Corp. unsec. discount notes with effective yields ranging from 0.09% to 0.10%, April 14, 2014			75,038,000	75,032,147

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.14%, October 1, 2014			50,000,000	49,970,000

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.09%, April 2, 2014			25,930,000	25,928,340

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.06%, February 5, 2014			33,236,000	33,235,760

Interest in $150,000,000 joint tri-party repurchase agreement dated 1/31/14 with BNP Paribas Securities Corp. due 2/3/14 - maturity value of $57,000,190 for an effective yield of 0.04% (collateralized by various mortgage backed securities and a U.S. Treasury note with coupon rates ranging from 1.000% to 5.000% and due dates ranging from 5/15/14 to 6/20/42, valued at $153,000,038)			57,000,000	57,000,000

Interest in $244,542,000 joint tri-party repurchase agreement dated 1/31/14 with Deutsche Bank Securities, Inc. due 2/3/14 - maturity value of $57,662,144 for an effective yield of 0.03% (collateralized by a mortgage backed security with a coupon rate of 3.000% and a due date of 11/15/42, valued at $249,432,841)			57,662,000	57,662,000

Putnam Cash Collateral Pool, LLC 0.15%(d)		shares	3,741,400	3,741,400

Putnam Money Market Liquidity Fund 0.04%(AFF)		shares	174,831,051	174,831,051

Putnam Short Term Investment Fund 0.07%(AFF)		shares	219,260,903	219,260,903

U.S. Treasury Bills with an effective yield of 0.13%, April 17, 2014			$35,000,000	34,997,865

U.S. Treasury Bills with an effective yield of 0.12%, December 11, 2014			70,000,000	69,948,620

U.S. Treasury Bills with an effective yield of 0.12%, September 18, 2014(SEG)			35,000,000	34,986,210

U.S. Treasury Bills with an effective yield of 0.11%, July 24, 2014(SEG)			35,000,000	34,990,445

U.S. Treasury Bills with an effective yield of 0.10%, May 1, 2014			25,000,000	24,998,800

U.S. Treasury Bills with an effective yield of 0.09%, May 29, 2014			35,000,000	34,996,360

U.S. Treasury Bills with an effective yield of 0.09%, February 6, 2014			25,000,000	24,999,670

U.S. Treasury Bills with an effective yield of zero %, June 26, 2014(i)			1,167,000	1,166,767

U.S. Treasury Bills with effective yields ranging from 0.12% to 0.13%, November 13, 2014			70,000,000	69,958,700

U.S. Treasury Bills with effective yields ranging from 0.10% to 0.16%, October 16, 2014			70,000,000	69,968,990

U.S. Treasury Bills with effective yields ranging from 0.10% to 0.13%, August 21, 2014			50,000,000	49,982,750

Total short-term investments (cost $1,332,453,205)				$1,332,644,152

TOTAL INVESTMENTS

Total investments (cost $5,382,451,480)(b)				$6,474,023,027

FORWARD CURRENCY CONTRACTS at 1/31/14 (aggregate face value $141,802,454) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Sell	2/19/14	$136,543,231	$141,802,454	$5,259,223

Total						$5,259,223

FUTURES CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 10 yr (Short)	32	$4,024,000	Mar-14	$(11,810)

Total				$(11,810)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $6,428,407,001.
(b)	The aggregate identified cost on a tax basis is $5,383,894,638, resulting in gross unrealized appreciation and depreciation of $1,163,549,662 and $73,421,273, respectively, or net unrealized appreciation of $1,090,128,389.
(NON)	Non-income-producing security.
(RES)	Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $94,750,463, or 1.5% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the voting securities, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$—	$274,547,776	$99,716,725	$66,718	$174,831,051
	Putnam Short Term Investment Fund *	213,143,066	1,120,477,349	1,114,359,512	90,757	219,260,903
	Altisource Residential Corp. †	—	4,447,615	—	568,962	—
	Global Eagle Entertainment, Inc. † #	—	29,297,017	—	—	68,795,610
	Jazz Pharmaceuticals PLC †	—	20,665,167	1,167,659	—	458,195,950
	Select Comfort Corp.	63,421,042	10,385,471	—	—	57,053,362
	Totals	$276,564,108	$1,459,820,395	$1,215,243,896	$726,437	$978,136,876
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
† Security was only in affiliation for a portion of the reporting period.
# In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(FWC)	Forward commitment, in part or in entirety.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $3,617,970. Certain of these securities were sold prior to the close of the reporting period.
The fund received cash collateral of $3,741,400, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(F)	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
(UR)	At the reporting period end, 761,000 shares owned by the fund were not formally entered on the company's shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.
At the close of the reporting period, the fund maintained liquid assets totaling $4,024,000 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge interest rate risk and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Basic materials	$226,469,243	$—	$—
Capital goods	202,589,100	—	—
Communication services	1,118,566,658	—	—
Conglomerates	242,918,386	—	—
Consumer cyclicals	184,062,173	—	—
Consumer staples	139,292,437	—	49,712,388
Energy	88,517,807	—	—
Financials	608,452,764	83,106,010	17,438,043
Health care	1,031,208,908	—	—
Technology	709,772,562	—	—
Transportation	242,963,829	—	—
Utilities and power	19,347,456	—	—
Total common stocks	4,814,161,323	83,106,010	67,150,431
Corporate bonds and notes	—	96,752,915	—
Preferred stocks	—	35,342,782	—
Senior loans	—	31,421,618	—
U.S. treasury obligations	—	4,358,160	—
Warrants	4,553,691	4,531,945	—
Short-term investments	394,091,954	938,552,198	—

Totals by level	$5,212,806,968	$1,194,065,628	$67,150,431

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$5,259,223	$—
Futures contracts	(11,810)	—	—

Totals by level	$(11,810)	$5,259,223	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of April 30, 2013	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/(depreciation)†	Purchases	Sales	Net transfers in and/or out of Level 3	Balance as of January 31, 2014

Common stocks *:
Consumer staples	$—	$—	$—	(10,721,056)	$60,433,444	$—	$—	$49,712,388
Financials	$—	—	—	(845,237)	18,283,280	—	—	17,438,043
Total common stocks	$—	—	—	(11,566,293)	78,716,724	—	—	$67,150,431
Preferred stocks	$27,600,032	$—	$—	$—	$—	$—	$(27,600,032)	$—

Totals:	$27,600,032	$—	$—	$(11,566,293)	$78,716,724	$—	$(27,600,032)	$67,150,431

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Includes $(11,566,293) related to Level 3 securities still held at period end.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$5,259,223	$—
Equity contracts	9,085,636	—
Interest rate contracts	—	11,810

Total	$14,344,859	$11,810

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		1,000
Forward currency contracts (contract amount)		$140,600,000
Warrants (number of warrants)		880,000
The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.

	Offsetting of financial and derivative assets and liabilities
		Barclays Bank PLC	BNP Paribas Securities Corp.	Deutsche Bank Securities, Inc.	Goldman Sachs Bank USA	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Forward currency contracts#	$5,259,223	$—	$—	$—	$—	$5,259,223
	Securities on loan	—	—	—	3,617,970	—	3,617,970
	Repurchase agreements	—	57,000,000	57,662,000	—	—	114,662,000

	Total Assets	$5,259,223	$57,000,000	$57,662,000	$3,617,970	$—	$123,539,193
	Liabilities:
	Futures contracts§	$—	$—	$—	$—	$9,021	$9,021

	Total Liabilities	$—	$—	$—	$—	$9,021	$9,021

	Total Financial and Derivative Net Assets	$5,259,223	$57,000,000	$57,662,000	$3,617,970	$(9,021)	$123,530,172
	Total collateral received (pledged)##†	$5,259,223	$57,000,000	$57,662,000	$3,617,970	$—	$123,539,193
	Net amount	$—	$—	$—	$—	$(9,021)	$(9,021)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement.
##	Any over-collateralization of total financial and derivative net assets is not shown.
§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 28, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 28, 2014